UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2025

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

1675 N. Freedom Blvd (200 West) Building 1
Provo,	Utah	84604	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Dot Corporation (the “Company”) held on May 22, 2025, the Company’s stockholders approved the amendment and restatement of the Company’s 2010 Equity Incentive Plan (the “2010 EIP”) and the amendment and restatement of the Company's 2010 Employee Stock Purchase Plan (the "2010 ESPP") to, among other things, increase the number of shares of its Class A common stock authorized for issuance pursuant to the 2010 EIP and 2010 ESPP by 2,400,000 shares and 5,000,000 shares, respectively.
A more complete description of the terms of the 2010 EIP and 2010 ESPP and the amendments thereto can be found in "Proposal No. 4 - Approval of the Amendment of the 2010 Equity Incentive Plan" and "Proposal No. 5 - Approval of the Amendment of the 2010 Employee Stock Purchase Plan," respectively, in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2025 (the “2025 Proxy Statement”), which descriptions are incorporated by reference herein. The foregoing descriptions and the descriptions incorporated by reference from the 2025 Proxy Statement are qualified in their entirety by reference to the 2010 EIP and 2010 ESPP, copies of which are included in the 2025 Proxy Statement as Appendix A and Appendix B thereto.
Item 5.07. Submissions of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as follows:
1.To elect seven directors, each to serve for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Chris Brewster	35,600,480	806,650	29,261	12,531,752
Saturnino Fanlo	34,850,802	1,559,193	26,396	12,531,752
William I Jacobs	35,334,168	1,025,182	77,041	12,531,752
Robert Millard	35,177,421	1,232,466	26,504	12,531,752
Michelleta Razon	35,234,263	996,677	205,451	12,531,752
Ellen Richey	35,158,195	1,081,193	197,003	12,531,752
George T. Shaheen	35,327,654	1,082,285	26,452	12,531,752
2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
47,867,868	1,010,062	90,213	—
3.To vote on a non-binding advisory resolution to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
31,735,598	4,469,937	230,856	12,531,752
4.To vote on the approval of the amendment and restatement of the 2010 EIP:

For	Against	Abstain	Broker Non-Votes
29,992,140	3,598,614	2,845,637	12,531,752
5.To vote on the approval of the amendment and restatement of the 2010 ESPP:

For	Against	Abstain	Broker Non-Votes
34,976,428	1,429,064	30,899	12,531,752
Each of the directors named under Proposal No. 1 was elected, and Proposals No. 2, No. 3, No. 4 and No. 5 were approved by the required stockholder vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Amy Pugh
Amy Pugh
General Counsel

Date: May 23, 2025